SPECIMEN

NUMBER
TB

Taboola

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP

ORDINARY SHARES

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NO PAR VALUE EACH, OF

TABOOLA.COM LTD.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney only upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association of the Company and amendments thereto, to all of which the holder by the acceptance hereof assents.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

TABOOLA.COM LTD.
CORPORATE
SEAL
2006
ISRAEL

COUNTERSIGNED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

CHIEF EXECUTIVE OFFICER AND FOUNDER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,_____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*

represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated ______________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ____

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.